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                                                                    Exhibit 10.1


                       AMENDMENT NO. 1 TO LOAN DOCUMENTS
                       ---------------------------------


                                                          As of November 1, 2000



FOOTHILL CAPITAL CORPORATION
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404

Ladies and Gentlemen:

     Foothill Capital Corporation ("Foothill"), as assignee of Banc of America Commercial Finance Corporation, formerly known as NationsCredit Commercial Corporation ("Banc of America"), and National Home Centers, Inc. ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement dated as of July 15, 1998 between Banc of America and Borrower (the "Loan Agreement") and all other Loan Documents at any time executed and/or delivered in connection therewith or related thereto, all of which have been duly assigned by Banc of America to Foothill. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     Borrower has requested that Foothill decrease the Interest Rate applicable to the Loans and other monetary Obligations, and Foothill is willing to agree to the foregoing, on and subject to the terms and conditions in this Amendment No. 1 to Loan Document (this "Amendment").

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1    Reduction of Interest Rate. Section 3(a) of Schedule A to the Loan
          --------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

          "(a)  Revolving Loans:   0.375% per annum in excess of the Prime Rate"

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     2.   Representations, Warranties and Covenants. In addition to the
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continuing representations, warranties and convenants heretofore or hereafter made by Borrower to Foothill pursuant to the Loan Agreement and the other Loan Documents, Borrower hereby represents, warrants and covenants with and to Foothill as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Document):

     (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement); and

     (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute its legal, valid and binding obligations enforceable against it in accordance with the terms hereof.

     3.   Conditions Precedent.  The effectiveness of the amendment contained
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herein shall be subject to the following:

     (a) the receipt by Foothill of an original of this Amendment, duly authorized, executed and delivered by Borrower and each Obligor;

     (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     4.   Effect of this Amendment. Except as modified pursuant hereto, no other
          ------------------------
changes or modifications to the Loan Agreement and the other Loan Documents are intended or implied and in all other respects the Loan Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and any of the Loan Documents, the terms of this Amendment shall control. The Loan Agreement, the other Loan Documents amended hereby and this Amendment shall be read and be construed as one agreement.

     5.   Further Assurances. The parties hereto shall execute and deliver such
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additional documents and take additional actions as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     6.   Governing Law. The validity, interpretation and enforcement of the
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Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

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     7.   Binding Effect.  This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     8.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts when executed shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


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BORROWER:
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NATIONAL HOME CENTERS, INC.

By: /s/ Dwain A. Newman
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Title: Chairman, C.E.O.
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ACKNOWLEDGED AND AGREED TO
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BY THE GUARANTOR:
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DWAIN A. NEWMAN

/s/ Dwain A. Newman
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AGREED:
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FOOTHILL CAPITAL CORPORATION

By: /s/ [ILLEGIBLE]
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Title: Vice President
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